                                                                                                                                                                002-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
International Portfolio (Class S) Prospectus
dated May 1, 2003

The first paragraph of the "Management" section of the Prospectus is revised to read as follows:

Benjamin Segal is a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. Segal joined the firm in 1999. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

This supplement is dated November 5, 2003.